Exhibit 10.22
                         BLANKENBAKER BUSINESS CENTER II

                             11403 Bluegrass Parkway

                           Louisville, Kentucky 40299

                                      LEASE

This lease is made this 23rd day of April, 1996, by and between NTS/BBCI, A KENTUCKY LIMITED PARTNERSHIP, BLAKENBAKER BUSINESS CENTER II, A Kentucky Limited Partnership, herein called LESSOR, and VIDEOLAN TECHNOLOGIES, INC., herein called LESSEE.

1. FUNDAMENTAL EXHIBITS TO LEASE.

The exhibits listed below and attached to this lease are incorporated herein by this reference.

"EXHIBIT A".      FINAL PLANS AND SPECIFICATIONS FOR INTERIOR FINISH TO
                  PREMISES.
"EXHIBIT B".      SITE PLAN.
"EXHIBIT C".      OFFICE AND SERVICE AREA SPECIFICATIONS AND
                  ALLOWANCES.
"EXHIBIT D".      LEASE RULES AND REGULATIONS.

2. DEMISED PREMISES.

For and in consideration of the rent hereinafter reserved and the mutual covenants hereinafter contained, LESSOR does hereby lease and demise unto LESSEE, and LESSEE does hereby hire, lease and accept, from LESSOR, Suite No. 400 containing approximately 9,778 net rentable square feet of space (the "Gross Area") in Blankenbaker Business Center II, (the "Building") situated within Blankenbaker Crossings, located in Louisville, Jefferson County, Kentucky, (the "Property") all upon the terms and conditions hereinafter set forth. That portion of the Gross Area which LESSEE shall be entitled to occupy is hereinafter referred as the "Premises" or "Demised Premises", and is outlined in red on the floor plan attached hereto as Exhibit B and by this reference made a part hereof. It is specifically understood that for purposes of calculating and payments or prorations hereunder, the number of net rentable square feet set forth above shall control.

3. TERM.

To have and to hold the same for a term of 60 months; commencing on MAY 1, 1996 and ending April 30, 2001. LESSEE acknowledges that it has inspected the Demised Premises and conclusively accepts the Demised Premises, in their present condition as suitable and satisfactory for the purpose for which the Demised Premises are leased and further acknowledges that no representations as to the condition or repair of the Demised Premises nor promises to alter, remodel or improve the Demised Premises have been made by LESSOR, unless such are expressly set forth on Exhibit "C". If this lease is executed before the Demised Premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the Demised Premises holds over, and LESSOR cannot acquire possession of the Demised Premises prior to the date above recited as the commencement date of this lease, LESSOR shall not be deemed to be in default hereunder, nor be liable for any damages resulting from such delay, and LESSEE agrees to accept possession of the Demised Premises at such time as LESSOR is able to tender the same; and LESSOR hereby waives payment of rent covering any period prior to the tendering of possession to LESSEE hereunder. In the event said premises shall not be ready for occupancy on the commencement date set forth above, this lease shall remain in effect and the term thereof shall begin on the first day the premises are ready for occupancy and run for a period of 60 months from the first day of the next occurring calendar month. If, in such event, the commencement of the lease term does not coincide with the first day of a calendar month, the monthly rental payments for the first month of the term shall be paid in a prorated amount which shall be computed on the number of days the LESSEE occupies the premises during the months in question. If LESSOR permits LESSEE to enter into possession of the Demised Premises prior to commencement date, all of the terms and conditions of this lease shall apply to such prior period.

4. RENT.

LESSEE shall pay as Initial Base Rent for the Demised Premises the net sum of $85,128.00 annually, payable $7,094.00 per month. All rent payments shall be made to BLANKENBAKER BUSINESS CENTER II and paid in advance on the first day of each and every month. Rent payment and all sums hereinafter designated as additional rent shall be hand-delivered or mailed to LESSOR at the management office of NTS/BBCI, Suite 200, 10172 Linn Station Road, Louisville, Kentucky 40223, all of which LESSEE hereby covenants and agrees to pay without demand, deduction, set-off or notice. Mailing address may change at LESSOR's sole discretion. Should the commencement of the lease term not coincide with the first day of a calendar month, the monthly rental for the first month shall be paid in a prorated amount which shall be computed on the number of days this lease is in effect during the month in question. If in the event any Federal, State or local Governmental body imposes any tax or levy on any rent, LESSEE hereby agrees to pay as additional rent the amount of any such tax or levy, and such tax or levy will be added to the rent.

5. RENT ADJUSTMENT.

LESSEE shall pay to LESSOR the "CPI Adjustment" (as hereinafter defined) as additional rent to reflect increases in the "Consumer Price Index" (as hereinafter defined). For purposes hereof, "Consumer Price Index" or "CPI" shall mean "Consumer Price Index for all Urban Consumers" published by the Bureau of Labor Statistics of the United States Department of Labor, U.S. City Average, All Items (1982-84 = 100). If the manner in which the CPI is determined by the Department of Labor shall be substantially revised, an adjustment shall be made by LESSOR for purposes of this Lease in such revised index or the calculation hereunder to produce results equivalent, as nearly as possible, to those which would have resulted if the CPI had not been so revised. If the CPI shall become unavailable to the public because publication is discontinued, or otherwise, LESSOR will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by a governmental agency, or, if no such index shall then be available, a comparable index published by a major bank or other financial institution or by a university or a financial publication of multi-state or national circulation. "CPI Base", as used herein, shall mean the CPI published most recently prior to the Commencement Date.

At the end of each calendar year, LESSOR shall calculate and communicate to LESSEE the amount of the CPI Adjustment to be paid during each subject calendar year. "CPI Adjustment" shall mean an amount equal to the product of (a) the Initial Base Rent payable during the subject calendar year, multiplied by (b) the percentage by which the CPI published then most recently prior to the beginning of the subject calendar year exceeds the CPI Base, if any. LESSEE shall pay to LESSOR each month during the subject calendar year, at the same time as payments of Monthly Base Rent are due for such subject calendar year, an amount equal to one-twelfth (1/12) of the CPI Adjustment calculated with regard to such subject calendar year. Prorated adjustments, if any, from January 1 through the month of delivery of the notice of CPI Adjustment for the then current calendar year will also be due upon receipt and LESSEE shall immediately pay the total amount of such deficiency to LESSOR.

6. ANNUAL OPERATING COSTS.

(a) LESSEE agrees to pay LESSOR, as additional rent, its Pro-Rata Share (as hereinafter defined) of Annual Operating Costs (as hereinafter defined).

(b) LESSEE shall pay to LESSOR on the first day of each calendar month as its estimated payment for the Annual Operating Costs the sum $977.80, calculated at the rate of $1.20 per square foot per year. Within one hundred twenty (120) days following each December 31st, during the term hereof, LESSOR shall submit to LESSEE a statement (the "Annual Statement") in reasonable detail of the actual Annual Operating Costs for the twelve month period ending December 31st of each year ("Fiscal Year"). If such statement shows that LESSEE's share of the actual Annual Operating Costs exceeded LESSEE's monthly payments, then LESSEE shall immediately pay the total amount of such deficiency to LESSOR. If such statement shows that LESSEE's share of the actual Annual Operating Costs is less than the total of LESSEE's monthly payments, then LESSOR shall, within sixty (60) days of the Annual Statement, refund the difference to LESSEE. The Annual Statement shall be used as the basis for calculating LESSEE's monthly payments for the then current calendar year. Prorated adjustments, if any, from January 1 through the month of delivery of the Annual Statement for the then current year will also be due upon receipt and LESSEE shall immediately pay the total amount of such deficiency to LESSOR.

(c) All monthly payments as may be required hereunder shall be payable in full on the first day of the next occurring calendar month. Failure of the LESSOR to provide an Annual Statement within the said one-hundred-twenty (120) day period shall not constitute a waiver by LESSOR of its rights to payment due pursuant to this paragraph, and the obligation hereunder shall survive the expiration or other termination of this Lease.

(d) For any applicable Fiscal Year that begins prior to the Rent Commencement Date or ends after the expiration date of this Lease, the amount due for that Fiscal Year shall be apportioned on a per diem basis so that only that portion attributable to the portion of such Fiscal Year that occurs during the term of the Lease, shall be payable by LESSEE.

(e) The LESSEE's Pro-rata Share as used herein shall not exceed 14.91%, determined by the net rentable square footage of the Premises, excluding any mezzanine service space, divided by the total square footage of the Building. The total square footage of the Building shall be equal to the total mezzanine level office square footage leased in the subject Fiscal Year plus the total ground floor square footage of the Building.

(f) Annual Operating Costs as used herein shall mean all costs of operation, maintenance and repair of the Property, (except structural repair, and shall include the following by way of illustration but not limitation: Insurance, Real Estate Taxes (as hereinafter defined), the cost of all materials and services for the operation, maintenance and repair of the Building and its appurtenances (including service roads and parking areas), including not limited to, water and sewer charges; refuse and rubbish disposal; permits and inspection fees; maintenance and service contracts; all landscaping costs (including upgrades and replacements thereto): parking lot lights, watchmen, guards, and any personnel engaged in the operation, maintenance or repair of the Property and its appurtenances together with payroll taxes and employee benefits applicable thereto.

(g) The term "Real Estate Taxes" means all taxes, rates and assessments, general and special, levied or imposed with respect to the land, buildings and improvements comprising the Property, including all taxes, rates and assessments general and special, levied or imposed general or local improvement and operations and taxes imposed in connection with any special taxing district. If the system of real estate taxation is altered or varied and any new tax or levy shall be levied or imposed on said land, building and improvements, and/or LESSOR in substitution for estate taxes presently levied or imposed on immovable in the jurisdiction where the Building is located, then any such tax or levy shall be included within the term "Real Estate Taxes". Should any governmental taxing authority acting under any regulation, levy, assess or impose an excise and/or assessment however descried (other than an income or franchise tax) upon, against, on account of or measured by, in whole or in part, the rent expressly reserved hereunder, or upon the rent expressly reserved under any other leases or leasehold interests in the Property, as a substitute (in whole or in part) or in addition to any existing real estate taxes on land and buildings and otherwise, such tax or excise on rents shall be included within the term "Real Estate Taxes". In the event LESSOR is required to pay real estate taxes in advance, LESSEE agrees that LESSOR shall immediately be entitled to reimbursement therefore. Reasonable expenses (consisting of attorneys' fees, consulting fees, expert witness fees and similar costs) incurred by LESSOR in obtaining or attempting to obtain a reduction of any Real Estate Taxes shall be added to and included in the amount of any such Real Estate Taxes. Real Estate Taxes which are being contested by LESSOR shall nevertheless be included for purposes of the computation of the liability of LESSEE under this paragraph, provided, however, that in the event that LESSEE shall have paid any amount of increased rent pursuant to this Paragraph 5 and the LESSOR shall thereafter receive a refund of any portion of any Real Estate Taxes on which such payment shall have been based, LESSOR shall pay to LESSEE its proportionate share (after deducting expenses relating to said contest) of such refund. LESSOR shall have no obligation to contest, object to or litigate the levying or imposition of any Real Estate Taxes and may settle, compromise, consent to waive or otherwise determine in its discretion to abandon any contest with respect to the amount of any Real Estate Taxes without consent or approval of the LESSEE.

7. ADDITIONAL RENT.

Any amounts required to be paid by LESSEE hereunder and any charges or expenses incurred by LESSOR on behalf of LESSEE under the terms of this Lease shall be considered additional rental payable in the same manner and upon the same terms and conditions as the rent reserved hereunder. Failure on the part of LESSEE to pay such additional rental when and as the same shall become due shall entitle LESSOR to the remedies available to it for non-payment of rent.

8. TAXES AND LEASEHOLD IMPROVEMENTS.

LESSEE shall pay before delinquency any and all taxes and assessments upon LESSEE's leasehold improvements, equipment, furniture, fixtures and other personal property located on or used in connection with the demised premises.

9. USE.

(a) LESSEE shall occupy and use the Demised Premises for general office light manufacturing, research and storage purposes and for no other purpose. LESSEE shall at the termination and/or expiration of this lease return said Demised Premises to LESSOR in as good condition as when received, loss by accidental fire or other casualty not occurring through negligence of LESSEE and ordinary wear and tear excepted. As a material consideration hereto the LESSEE covenants that LESSEE shall not permit the Demised Premises to be occupied by any person, firm or corporation other than the LESSEE whose name appears on this lease.

(b) LESSEE shall not use or permit upon said Demised Premises anything that will invalidate or alter the classification of the policy of insurance now or hereafter carried on the building or which the Demised Premises are a part, or that will increase the rate of insurance on said Demised Premises or on said building; LESSEE shall not use or permit upon said Demised Premises anything that may be dangerous to life or limb; LESSEE shall not in any manner deface or injure said building or any part thereof, or overload the floors of said Demised Premises. LESSEE shall not permit any objectionable noise or odor to escape or be entitled from said Demised Premises or do anything or permit anything to be done upon said Demised Premises in any way tending to create a nuisance or tending to disturb any tenant in said building or the occupants of neighboring properties. LESSEE shall not use the parking areas in any manner for the storage of materials, parts, supplies, trailers, equipment or machinery, nor shall LESSEE use the parking areas in any manner which could obstruct or interfere with the rights and safety of other tenants or persons. LESSEE will not use the premises for any illegal purpose or in violation of any government regulations or embarrass LESSOR or any other tenant.

(c) LESSEE will maintain a room temperature of greater than 40 degrees Fahrenheit in the service area and office area of the Demised Premises.

(d) LESSEE shall comply with all governmental laws, ordinances and regulations and shall obtain and maintain all necessary licenses and permits applicable to LESSEE and to the use of the Demised Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in, upon, or connected with the Demised Premises, all at LESSEE's sole expense.

(e) LESSEE shall be solely responsible for all janitorial needs and expenses in connection with the Demised Premises.

10. REPAIRS BY LESSEE.

LESSEE shall keep the Demised Premises clean and free from all dirt and other refuse; keep all waste and drain pipes open within the Demised Premises; make all necessary repairs to plumbing, heating, ventilating, and air conditioning; and all other utility lines within the Premises; continuously keep and maintain every part and portion of the Demised Premises, in good order and repair, excluding structural repairs, the roof, gutters, downspout and exterior walls. It is understood that "exterior walls" does not include overhead doors, personnel doors or any glass. LESSEE shall keep their sidewalk from suite to the parking area clean and unobstructed in any way. It is also understood that LESSOR retains the right to enter LESSEE's suite whenever LESSOR deems necessary to install or repair utility lines to or from adjacent suites in the building.

LESSEE shall maintain throughout the Lease Term and any renewals thereof a service contract for routine maintenance and inspection of all heating and air conditioning equipment within the Premises. Such contract shall be secured and maintained at LESSEE's expense, through a licensed contractor acceptable to LESSOR and shall provide for inspection and routine maintenance (e.g. filter changes, belt tightening, etc.) of all systems three times per year. LESSOR shall warrant and make any other repairs to the heating and air conditioning for one (1) year from the Commencement Date. LESSEE shall submit a copy of such contract to LESSOR prior to the Commencement Date and every twelve months thereafter evidencing coverage for the Premises for the upcoming twelve month period. If at any time LESSEE has not maintained the coverage provided herein, or if such repairs are occasioned by the negligence of LESSEE, its employees, agents, or invitees, LESSOR shall have no obligations for the cost of any repairs hereunder.

11. REPAIRS BY LESSOR.

LESSOR shall have no duty to LESSEE to make any repairs or improvements to the interior of the Demised Premises except structural repairs necessary for safety and tenantability, and then only if not brought about by any act or neglect of LESSEE, its agents, employees or invitees. LESSEE agrees to report immediately in writing to LESSOR any defective condition in or about the Demised Premises known to LESSEE which LESSOR is required to repair, and a failure to so report shall make LESSEE liable to LESSOR for any expense, damage or liability resulting from such defects.

12. ALTERATIONS.

LESSEE shall make no alterations in, or additions to, said Demised Premises without first obtaining LESSOR's written consent. At the termination and/or expiration of this lease or any renewal thereof, if LESSOR so elects, LESSEE shall, at LESSEE's expense, remove all alterations, additions, improvements and partitions erected by LESSEE and restore the Demised Premises to their original condition; otherwise such improvements shall be delivered up to LESSOR with the Demised Premises, and shall become the absolute property of the LESSOR without payment or offset. The LESSEE shall, at LESSEE's expense, at the termination and/or expiration of this lease, remove all of LESSEE's personal property (and those improvements made by LESSEE which have not become the property of the LESSOR), including, but not limited to trade fixtures, bins, equipment, machinery and shall repair all damage done by or in connection with the installation or removal of said personal property and improvements, and restore the Demised Premises to their original condition ordinary wear and tear excepted. All property of LESSEE remaining on the Demised Premises at the termination and/or expiration of this lease shall conclusively be deemed abandoned and may be removed by LESSOR and LESSEE shall reimburse LESSOR for the cost of such removal. LESSOR may have any such property stored at LESSEE's expense. All such removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the primary structure or structural qualities and other improvements situated on the Demised Premises and the building in which the Demised Premises are located.

13. SIGNS.

LESSEE shall not be permitted to paint, place, erect or cause to be painted, placed or erected signs on the front, back or side portions of any building, the property, or on the grounds of the Demised Premises without first obtaining written consent from the LESSOR. At or prior to the termination and/or expiration of this lease, LESSEE shall remove any signs so painted, placed or erected, and shall restore the walls and other portions of the Demised Premises which any of the said signs were attached to their former condition, ordinary wear and tear excepted. LESSOR will provide a uniform lettered sign to be installed at the front and rear entrance of each suite, said sign and installation will be at LESSOR's expense and purchased through LESSOR's vendor.

14. ROOF RIGHTS.

Except as otherwise provided in this Lease, LESSOR shall have the exclusive right to use all or any portion of the roof of the Building for any purpose.

15. LAWS AND ORDINANCES.

LESSEE will, at its own cost, promptly comply with and carry out all orders, requirements or conditions now or hereafter imposed upon it by the ordinances, laws and/or regulations of the municipality, county and/or state in which the Demised Premises are located whether required of LESSOR or otherwise, in the conduct of LESSEE's business, except that LESSOR shall comply with any orders affecting structural walls and columns unless due to LESSEE's particular business or use of the Premises. LESSEE will indemnify and hold LESSOR harmless from all penalties, claims, and demands resulting from LESSEE's failure or negligence in this respect.

16. FURNITURE; FIXTURES; ELECTRICAL EOUIPMENT.

(a) LESSEE shall not place a load upon the second floor, if any, of the Demised Premises exceeding fifty (50) pounds per square foot without LESSOR's prior written consent. Business machines, mechanical equipment and materials belonging to LESSEE which cause vibration, noise, cold, heat or fumes that may be transmitted to the Building or to any other leased space therein to such a degree as to be objectionable to LESSOR or to any other tenant in the Building shall be placed, maintained, isolated, stored and/or vented by LESSEE at its sole expense so as to absorb and prevent such vibration, noise, cold, heat or fumes. LESSEE shall not keep within or about the Demised Premises any dangerous, inflammable, toxic or explosive material. LESSEE shall indemnify LESSOR and hold it harmless against any and all damage, injury, or claims resulting from the moving of LESSEE's equipment, furnishings and/or materials into or out of the Demised Premises or from the storage or operation of the same. Any and all damage or injury to the Demised Premises, the Building, or the Property caused by such moving, storage or operation shall be repaired by LESSEE at LESSEE's sole cost and expense.

(b) LESSEE shall not install any equipment whatsoever which will or may necessitate any changes, replacements or additions to the water system, plumbing system, heating system, air conditioning system or the electrical system of the Demised Premises without the prior written consent of LESSOR. LESSEE shall, at its sole cost and expense, pay all charges for electricity used by the LESSEE during the term of this Lease, including that used for interior lighting and the operation of the heating and air conditioning system in the Demised Premises.

17. DAMAGE.

(a) If the Demised Premises should by damaged or destroyed by fire, tornado, or other casualty, LESSEE shall give immediate written notice thereof to LESSOR.

(b) If the Demised Premises should be totally destroyed by fire, tornado,

hurricane or other casualty, or if they should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date upon which LESSOR is notified by LESSEE of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

(c) If the Demised Premises should be damaged by fire, tornado, or other casualty, and such damage being not caused by the negligence or default of the LESSEE or the LESSEE's agents, servants, employees or visitors, but only to such extent that rebuilding or repairs can be completed within one hundred eighty (180) days after the date upon which LESSOR is notified by LESSEE of such damage, this lease shall not terminate, but LESSOR shall proceed with reasonable diligence to rebuild and repair the Demised Premises, to substantially the same condition in which they existed prior to such damage, except that LESSOR shall not be required to rebuild, repair or replace any part of the partitions, fixtures and other improvements which may have been placed on the Demised Premises by LESSEE. If the Demised Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be proratably reduced to the extent of the usable square footage of the Demised Premises. In the event that LESSOR should fail to complete such repairs and rebuilding within one hundred eighty(180) days after the date upon which LESSOR is notified by LESSEE of such damage, subject to force majeure LESSEE may at its option terminate this lease by delivering written notice of termination to LESSOR as LESSEE's exclusive remedy, whereupon all fights and obligations hereunder shall cease and terminate as of the date of the notice of termination.

(d) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage to secure debt covering the Demised Premises requires that any portion of the insurance proceeds be applied to such indebtedness, then LESSOR shall have the right to terminate this lease by delivering written notice of termination to LESSEE, whereupon all rights and obligations hereunder shall cease.

(e) Any insurance which may be carried by LESSOR or LESSEE against loss or damage to the Demised Premises and other improvements situated on the Demised Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

(f) Each of LESSOR and LESSEE hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the casualties covered by the insurance maintained hereunder, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and shall be applicable only up to amount of said insurance. Each of LESSOR and LESSEE agrees that it will request its insurance carriers to include in its policies such a clause or endorsement.

(g) LESSOR shall maintain standard fire and extended coverage insurance covering the building of which the Demised Premises are in part in an amount not less than one hundred (100%) per cent of the replacement cost thereof.

18. OTHER INSURANCE.

The LESSEE, during the demised term or any renewal thereof, shall maintain, at its expense, glass insurance and public liability and property damage insurance written by a company or companies licensed in Kentucky and acceptable to LESSOR, naming LESSOR as an additional insured. The liability policy shall be one which shall afford protection in the minimum sum of ($1,000,000.00) in the event of injury or death to a single person and in the minimum sum of ($1,000,000.00) in the event of any one accident and for property damage in the minimum sum of ($1,000,000.00). LESSEE shall furnish to LESSOR certificates evidencing that such insurance is in effect continuously during the demised term or any renewal thereof. The certificate shall require thirty (30) days written notice from the insurer to LESSOR of any cancellation or reduction in coverage. Provided, however, in the event LESSEE fails to provide LESSOR with a certificate evidencing the existence of glass insurance, LESSOR may conclusively presume that LESSEE has in fact self-insured itself from any expenses and/or liabilities as a result of not maintaining said glass insurance.

19. INSPECTION.

LESSOR and LESSOR's agents and representatives shall have the right with reasonable prior notice, except in case of emergency, to enter and inspect the Demised Premises any time during reasonable business hours, for the purpose of ascertaining the condition of the Demised Premises or in order to make such repairs as may be required to be made by LESSOR under the terms of this lease. During the period that is six months prior to the end of the term hereof, or any renewal hereof, LESSOR and LESSOR's agents and representatives shall have the right to enter the Demised Premises at any time during reasonable business hours for the purpose of showing the Demised Premises and shall have the right to erect on the Demised Premises a suitable sign indicating the Demised Premises are available.

20. LIENS.

If any mechanic's or materialmen's liens or other liens or order for the payment of money shall at any time be filed against the Demised Premises herein demised, the building or land on which the Demised Premises are located, or any improvement thereon, or against LESSOR as owner thereof, by reason of, or arising out of, any labor or materials furnished or alleged to have been furnished or to be furnished to or for the LESSEE at the Demised Premises, LESSEE shall promptly, or in any event within fifteen (15) days after the recording of such lien or the entering of such order, cause the same to be canceled and discharged of record, by bond or otherwise at the expense of LESSEE, and shall also defend, on behalf of LESSOR, but at LESSEE's sole cost and expense, any action, suit or proceedings which may be brought thereon or for the enforcement of such lien, liens or orders, and LESSEE hereby agrees to pay any damages and to discharge any entered therein and to save the LESSOR harmless from any claims or damages resulting therefrom. Should LESSEE fail to bond or otherwise discharge such liens or orders then LESSOR reserves the right to do so, and, the cost thereof or any sums which may thereafter become due and payable by the LESSOR shall be deemed additional rent and shall be payable on demand. Provided, however, notwithstanding anything to the contrary herein contained, LESSOR and LESSEE hereby agree that no such lien or order hereinabove described shall constitute a claim, lien, or encumbrance on the title of LESSOR in and to the Demised Premises, the building wherein the Demised Premises are located, and the land upon which said building is erected.

21. ASSIGNMENT AND SUBLETTING.

LESSEE shall not have the right to transfer or assign this lease or to sublet the whole or any part of the Demised Premises or to mortgage, pledge or otherwise encumber its interest in this lease or its interest, if any, in the Demised Premises, without the prior written consent of LESSOR, it being agreed that LESSEE has only a usufruct, not subject to levy and sale or otherwise transferable, whether voluntarily or by operation of law, except as otherwise set fort herein. In determining whether to grant consent to the LESSEE'S sublet or assignment request, the LESSOR may consider any reasonable factor. LESSOR and LESSEE agree that failure to meet any one of the following standards, or any other reasonable factor, will be reasonable grounds for denying the LESSEE'S request:

(a) Financial strength of the proposed sublessee/assignee must be at last equal to that of the existing LESSEE;

(b) Business reputation of the proposed sublessee/assignee must be in accordance with generally acceptable commercial standards;

(c) Use of the Premises by the proposed sublessee/assignee must be identical to the use permitted by this lease,

(d) Managerial and operational skills of the proposed sublessee/ assignee must be the same as those of the existing LESSEE;

(e) Use of the Premises by the proposed sublessee/assignee will not violate or create any potential violation of any laws;

(f) Use of the Premises will not violate any other agreements affecting the premises, the LESSOR or other LESSEE'S.

LESSEE shall at all times, notwithstanding any permitted transfer, assignment, subletting or encumbrance, and notwithstanding the acceptance of rents by the LESSOR from such transferee, assignee, subtenant or mortgagee, remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of LESSEE's other obligations under the terms, provisions, and covenants of this lease, nor shall the giving of such consent to a transfer, assignment, subletting or encumbrance be deemed a complete performance of the said covenants contained herein, so as to permit any subsequent transfer, assignment, subletting or encumbrance without like written consent. Any permitted transfer, assignment, subletting or encumbrance shall be subject to all the terms, conditions of this lease or any mortgage to secure debt on the Demised Premises, and the term of any such subletting shall expire on or prior to the date of termination of this lease. Upon the occurrence of any "event of default" as hereinafter defined, if the Demised Premises or any part thereof are then transferred, assigned or sublet, LESSOR, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such transferee, assignee or subtenant all rents becoming due to LESSEE under such transfer, assignment or sublease and apply such rent against any sums due to LESSOR from LESSEE hereunder, and no such collection shall be construed to constitute a novation or a release of LESSEE from the further performance of LESSEE's obligations hereunder. LESSOR shall have the right to assign any of its rights and obligations under this lease. LESSOR shall further have the right at LESSOR's option upon an "event of default" to take over any and all subleases or any part thereof and further to succeed to all rights and privileges and any sums held by LESSEE of said subleases or such of them as LESSOR may elect to take over and assume. In the event LESSOR consents to LESSEE subletting all or a portion of the Demised Premises any rent accruing to LESSEE as the result of such subletting, which rent is in excess of the rent then being paid by LESSEE, and any other economic consideration received by or to be received by LESSEE in connection with any subletting or assignment shall be paid to LESSOR as additional rent.

22. BROKERAGE.

LESSEE represents and warrants that neither LESSEE nor any of LESSEE's representatives, employees or agents has dealt or consulted with any real estate broker in connection with this Lease other than Re/Max Professionals Inc., and LESSEE hereby agrees to indemnify and hold LESSOR harmless from and against any claim or demand made by any real estate broker or agent claiming to have dealt or consulted with LESSEE or any of LESSEE's representatives, employees or agents contrary to the foregoing representation and warranty.

23. CONDEMNATION.

If the whole or a part of the Demised Premises shall be taken under the power of eminent domain, or shall be conveyed to a governmental agency to avoid such taking, and such taking shall cause the remaining portion of the Demised Premises to be unsuitable for use by LESSEE for the purpose for which the same are leased, either LESSOR or LESSEE shall have the option to terminate this lease as of the date LESSEE is required to yield possession. If a part of the Demised Premises shall be so taken that the remaining part of the Demised Premises shall be adequate for use by LESSEE, then this lease shall terminate as to the part so taken or conveyed on the day when LESSEE is required to yield possession thereof and LESSOR shall make such repairs and alterations as may be necessary in order to restore the part not taken to useable condition and the rental payable hereunder shall be reduced in proportion to the part of the Demised Premises so taken. All compensation awarded for any taking (or the proceeds of sale under threat thereof) whether for the whole or a part of the Demised Premises, shall be the property of LESSOR, whether such award is compensation for damages to LESSOR's or LESSEE's interest in the Demised Premises, and LESSEE hereby assigns all of its interest in any such award to LESSOR; provided, however, LESSOR shall have no interest in any award made to LESSEE for loss of business or for the taking of LESSEE's fixtures and personal property within the Demised Premises, if a separate award for such items is made to LESSEE.

24. EVENTS OF DEFAULT.

The following events shall be deemed to be events of default by LESSEE under this lease:

(a) LESSEE fails to pay any installment of the rent hereby reserved when due, or any sum of money due or payable as additional rent under the provisions of this lease, or any other payment or reimbursement to LESSOR required herein, and such failure continues for a period of 10 days from the date such installment was due; or

(b) LESSEE becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors; or

(c) A petition, voluntary or involuntary, is filed by or against LESSEE under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or LESSEE is adjudged bankrupt or insolvent in proceedings filed against LESSEE thereunder; or

(d) A receiver or trustee is appointed for all or substantially all of the assets of LESSEE; or

(e) LESSEE abandons or vacates of the Demised Premises, LESSEE fails to comply with any terms, provisions or covenants of this lease and does not cure such failure within 15 days after LESSOR's written notice thereof to LESSEE; or

(g) LESSEE in any way attempts to transfer or other devolution of the interests or any part thereof of the LESSEE, or any assignee hereunder, to any other person or corporation either by reason of the several acts and things hereinabove enumerated, or if LESSEE, or any assignee be dissolved.

25. CUMULATIVE REMEDIES.

Upon the occurrence of any of such events of default described in paragraph 24 hereof, LESSOR shall have the option to pursue any one or more of the following remedies with or without any notice or demand whatsoever:


(a) Terminate this lease, in which event LESSEE shall immediately surrender the Demised Premises to LESSOR, and if LESSEE fails to do so, LESSOR may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Demised Premises and expel or remove LESSEE or any other person who may be occupying such or any part thereof, by reasonable force if necessary, in accordance with applicable law, without being liable for prosecution or any claim of damages therefor; and LESSEE agrees to pay LESSOR on demand the amount of any loss and damage which LESSOR may suffer by reason of such termination, whether through inability to rent the Demised Premises on satisfactory terms or otherwise.

(b) Enter upon and take possession of the Demised Premises and expel or remove LESSEE and any other person who may be occupying such Demised Premises or any part thereof, by reasonable force if necessary, without being liable for prosecution or any claim for damages therefor, and repair, alter and relet the Demised Premises for the term of the original term or for any part thereof or for a longer period and receive the rent therefor applying the same to the payments of such expenses as the LESSOR may be put to by reason thereof including, without limitation, advertising, refurbishing expenses and attorney fees and then to the fulfillment of LESSEE's covenants and agreements hereunder; and LESSEE agrees to pay LESSOR on demand any deficiency that may arise by reason of such reletting.

(c) Enter upon the Demised Premises, by reasonable force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever LESSEE is obligated to do under the term of this lease: and LESSEE agrees to reimburse LESSOR on demand for any expenses which LESSOR may incur in thus effecting compliance with LESSEE's obligations under this lease, and LESSEE further agrees that LESSOR shall not be liable for any damages resulting to LESSEE from any reasonable action taken in connection therewith.

In the event LESSEE fails to pay any installment of rent hereunder or any sum of money due or payable as additional rent as and when such installment is due, LESSEE shall pay to LESSOR a late charge in an amount equal to Five (5%) per cent of such installment or $50.00 whichever amount is greater; and the failure to pay such amount within five days after demand therefor, shall be an event of default hereunder. LESSEE shall further pay to LESSOR the sum of $25.00 for any returned checks. The provision for such late charges and returned check charges shall be in addition to all of any returned checks. The provision for such late charges and returned check charges shall be in addition to all of LESSOR's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting LESSOR's remedies in any manner. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent or additional rent due to LESSOR hereunder for the unexpired lease term or any renewal thereof, or of any damages occurring to LESSOR by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by LESSOR or its agents in a reasonable manner to discharge the obligations or to exercise the rights of LESSOR hereunder during the term hereby granted shall be deemed to absolve or discharge the LESSEE from liability hereunder or shall be deemed a termination of this lease or an acceptance of the surrender of the Demised Premises, and no agreement to terminate this lease or to accept a surrender of said Demised Premises shall be valid unless in writing and signed by LESSOR. No waiver by LESSOR of any violation or breach by LESSEE of any of the terms, provisions and covenants herein contained shall be deemed to constitute a waiver of a subsequent breach of any of the terms, provisions or covenants herein contained. Forbearance by LESSOR to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver or such default. All rights of the LESSOR hereunder are hereby reserved and conferred upon LESSOR as distinct, separate and cumulative remedies. If, on account of any breach or default by LESSEE in LESSEE's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for LESSOR to employ or consult with an attorney concerning or to enforce or defend any of LESSOR's right or remedies hereunder, LESSEE agrees to pay any reasonable attorney's fees so incurred.

26. UTILITIES.

LESSEE shall pay all charges incurred for any utility services used on or from the Demised Premises and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. LESSOR shall in no event be liable for any interruption or failure of utility services on the Demised Premises.

27. LIABILITY.

(a) LESSEE covenants and agrees that it will protect and save and keep the LESSOR forever harmless and indemnified against and from any penalty or damage or charges imposed for any violation of any laws or ordinances resulting from the use or occupancy of the Demised Premises by LESSEE or those holding under LESSEE, or the employees, guests, licensees or invitees thereof; and that LESSEE will at all times protect, indemnify and save and keep harmless the LESSOR against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about said Demised Premises, causing injury to any pawn or property whomsoever or whatsoever except for such accident or other occurrence directly and solely resulting from the gross negligence of LESSOR; and will protect, indemnify and save and keep harmless the LESSOR against and from any and all claims and against and from any and all loss, cost, damage or expense, including attorneys fees and court costs arising out of any failure of LESSEE, its agents, employees and representatives, in any respect to comply with and perform all the requirements and provisions of lease. LESSEE shall not be obligated to indemnify LESSOR for any claim due to injury or death of any person or persons due to the sole negligence of LESSOR, its employees or agents.

(b) LESSOR shall not be liable for any damage, either to person or property sustained by LESSEE or sustained by LESSEE's employees, guest, licensees, or invitees, including loss of business, due to the building of which the Demised Premises are a part, or any part thereof, or any appurtenances thereof, becoming out of repair or due to the happenings of any accident in or about said building, or due to any act or neglect of any tenant or occupant of said building, or any other person. The LESSEE agrees to indemnify and save LESSOR harmless from any and all liability for any damage to any person, property or effects of LESSEE or any other person during the term of this Lease and any renewal hereof occasioned by or resulting from the breakage, leakage or obstruction of the water, gas or sewer pipes or of the roof or rainducts or any fire sprinkler or other quenching system or other leakage or overflow or otherwise in or about the said premises or from any carelessness, negligence or improper conduct on the part of the LESSEE or the LESSEE's employees, guests, agents, representatives, invitees, licensees, or otherwise arising out of or in connection with the LESSEE's operation in, on or about said premises or the driveways, sidewalks or public areas adjoining the same and the LESSOR shall not be liable for any damage, loss or injury to the person, property or effects of the LESSEE or any other person suffered on, in or about the premises by reason of any present, future, latent or other defects in the form, character or condition of said premises or any part or portion thereof, or by reason of any rain, water, fire, storms, accident or any other cause or reason and the rent shall not be diminished or withheld by reason or on account of any such loss or damage. LESSEE agrees that all personal property and all alterations, additions and improvements made by LESSEE upon the Demised Premises shall be there at the risk of LESSEE only and that LESSOR shall not be liable for any damage thereto or theft thereof.

28. PROPERTY AT LESSEE'S RISK.

It is understood and agreed that all personal property in the Demised Premises, of whatever nature, whether owned by LESSEE or any other person, shall be and remain at LESSEE's sole risk and LESSOR shall not assume any liability or be liable for any damage to or loss of such personal property, arising from the bursting, overflowing, or leaking of the roof or of water or sewer pipes, or from heating or plumbing fixtures or from the handling of electric wires or fixtures or from any other cause whatsoever.

29. RULES AND REGULATIONS.

LESSEE shall at all times comply with the rules and regulations set forth on Exhibit D attached hereto, and with any additions thereto and modifications thereof adopted from time to time by LESSOR and each such rule or regulation shall be deemed to be a covenant of this Lease to be performed and observed by LESSEE.

30. PARKING.

LESSOR grants LESSEE the non-exclusive, unassigned, right to use the parking area or areas designated by the LESSOR from time to time. LESSEE hereby agrees to comply with all traffic and parking rules and regulations imposed by LESSOR from time to time.

31. MODIFICATIONS DUE TO FINANCING.

If, in connection with obtaining temporary or permanent financing for the Building or the land upon which the Building is located, any such lender shall request reasonable modifications of this Lease as a condition to such financing.

LESSEE agrees that LESSEE will not unreasonably withhold, delay or defer the execution of any agreement of modification of this Lease provided such modifications do not increase the financial obligations of LESSEE hereunder or materially adversely affect the leasehold interest hereby created or LESSEE's reasonable use and enjoyment of the Demised Premises.

32. ATTORNEYS' FEES.

In the event LESSEE defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease, and LESSOR places the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the Demised Premises in the hands of an attorney, LESSEE agrees to pay LESSOR reasonable attorneys' fees and court costs (including appeals) for the services of the attorney, whether suit is actually filed or not.

33. APPLICABLE LAW.

This Lease shall be construed under the laws of the State in which the Demised Premises is located.

34. NO RESERVATIONS.

The submission of this Lease for examination does not constitute a reservation of or option for the Demised Premises, and this Lease becomes effective only upon execution and delivery thereof by LESSOR and LESSEE.

35. SEVERABILITY.

If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant and condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

36. RENT TAX.

If applicable in the jurisdiction where the Demised Premises are situated, LESSEE shall pay and be liable for all rental, sales and use taxes, or other similar taxes, if any levied or imposed by any City, State, County or other governmental body having authority, such payments to be in addition to all other payments required to be paid to LESSOR by LESSEE under the terms of this Lease. Any such payments shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

37. ACTS OF GOD.


LESSOR shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to LESSEE, so long as the performance or non-performance of the covenant or obligation is delayed, caused by or prevented by an act of God or force majeure.

38. REMEDIES CUMULATIVE; NO WAIVER.

All rights and remedies given herein and/or by law or in equity to LESSOR are separate, distinct and cumulative, and no one of them, whether exercised by LESSOR or not, shall be deemed to be in exclusion of any of the others. No failure of LESSOR to exercise any power given LESSOR hereunder, or to insist upon strict compliance by LESSEE with his obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of LESSOR's right to demand exact compliance with the terms hereof

39. MODIFICATIONS.

This writing is intended by the parties as the final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course of prior dealing between the parties or their affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. Acceptance of or acquiescence in, a course of performances rendered under this or any prior agreement between the parties of their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can only be modified by a written agreement signed by all of the parties hereto.

40. WAIVER OF JURY TRIAL.

LESSOR and LESSEE each hereby waives all rights to trial by jury in any claim, action proceeding or complaint by either party against the other on any matter arising out of or in any way connected with this Lease, the relationship of LESSOR and LESSEE and/or LESSEE's use or occupancy of the Demised Premises. LESSEE further agrees that it will not interpose any counter claim or counterclaims in a summary proceeding or in any action based upon non-payment of rent or any other payment required of LESSEE hereunder.

41. HOLDOVER TENANCY.

Any holding over after the expiration of the term herein will be granted only with the expressed written consent of LESSOR and shall be construed to be a tenancy from month to month, at a rental rate per month which is twice the amount LESSEE paid for the last full month prior to the expiration of the term herein. All other terms and conditions herein specified, so far as applicable, will remain in effect during holdover tenancy period.

42. OUIET ENJOYMENT.


LESSOR represents and warrants that it has full right and authority to enter into this lease and that LESSEE, upon paying the rental herein set forth and performing the other covenants and agreements herein set forth, shall peaceably and quietly for the term hereof without hindrance or molestation, subject to the terms and have, hold and enjoy the Demised provisions of this lease.

43. SECURITY DEPOSIT.

LESSEE has paid to LESSOR upon execution of this lease the sum of Seven Thousand NinetyFour and 00/100 Dollars ($7,094.00) as security for the performance of LESSEE's obligations hereunder. In the event of a default by LESSEE, LESSOR at its option may apply such part of the deposit as may be necessary to cure the default, and if LESSOR does so, LESSEE shall upon demand redeposit with LESSOR an amount equal to that so applied so that LESSOR will have the full security deposit on hand at all times during the term of this Lease. Within 30 days after the expiration of this Lease (provided that LESSEE is not in default hereunder), LESSOR shall refund to LESSEE any then remaining balance of the deposit without interest. In the event of a sale of the land and building or leasing of the building, of which the Demised Premises form a part, LESSOR shall have the right to transfer the deposit to the buyer or tenant and LESSOR shall thereupon be released by LESSEE from all liability for the return of such deposit; and LESSEE agrees to look to the new landlord solely for the return of said deposit; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the deposit to a new landlord.

44. NOTICES.

All notices required herein to be given by LESSEE to LESSOR shall be given by hand delivery or by registered or certified mall, postage prepaid, and sent to LESSOR in care of NTS CORPORATION, 10172 Linn Station Road, Louisville, Kentucky 40299, or to such other person or places as shall be designated in writing by the LESSOR. All notices required herein to be given by LESSOR to LESSEE shall be given by hand delivery or by registered or certified mall, postage prepaid, and shall be sent to Videolan Technologies. Inc., 11403 Bluegrass Parkway - Suite 400, Louisville, Kentucky 40299 or to such other person or places as shall be designated in writing by LESSEE. All notices shall be deemed given when accepted or refused.

45. SUMS EXPENDED BY LESSOR TO BE ADDITIONAL RENT.

In the event that LESSOR shall pay any sum of money or do any act which will require the expenditure of any sums by reason of the failure of the LESSEE to perform any of the covenants, terms or conditions herein contained, the LESSEE covenants to repay promptly such sums to the LESSOR upon demand, and in default thereof the sums so paid by the LESSOR, together with interest thereon at the rate of eighteen (18%) per cent per annum, may be added as additional rent to the basic rent becoming due upon the next rent payment day, or any subsequent rent payment day and shall be payable as such. Nothing contained herein shall be construed to postpone the fight of the LESSOR immediately upon expending, such to collect such sums with interest by action or otherwise.

46. MORTGAGES.

LESSEE accepts this lease subject and subordinate to any mortgage to secure debt now or at any time hereafter constituting a lien or charge upon the Demised Premises are constituting a lien or charge upon the Demised Premises or the land improvements on which the Demised Premises are situated; provided, however, that in the event of a transfer of title to the Demised Premises pursuant to the exercise of any right or remedy granted by any such mortgage to Secure Debt or similar security instrument, or in lieu thereof, LESSEE shall, upon the request of such transferee, attorn to and recognize such transferee as its landlord hereunder, and this Lease such transferee. LESSOR agrees, upon request from LESSEE, to make reasonable best efforts to obtain a non-disturbance agreement from any current or future mortgage.

47. MISCELLANEOUS.

(a) Words of any gender used in this lease shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, unless the context otherwise requires.

(b) The terms, provisions, covenants, and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns except as otherwise herein expressly provided.

(c) The captions in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, nor in any way affect the interpretation of this lease.

(d) LESSEE agrees, from time to time, within ten days after request of LESSOR, to deliver to LESSOR, or LESSOR's designee, an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be reasonably requested by LESSOR.

(e) This lease may only be altered, changed or amended by an instrument in writing signed by both parties hereto.

(f) The invalidity or unenforceability of any provisions of this lease shall have no effect on the validity or enforceability of any other provision of this lease.

IN WITNESS WHEREOF, the parties hereunto have set their hands on the day and year first above written.

           LESSOR:  NTS/BBCI, A KENTUCKY LIMITED PARTNERS
                    DBA, BLANKENBAKER BUSINESS CENTER II

               By:  NTS Capital Corporation,
                    General Partner


               By:  _____________________________________
                    H.L. Heiner

            Title:  Executive Vice President

COMMONWEALTH OF:  KENTUCKY
COUNTY OF:        JEFFERSON

The foregoing lease was acknowledged before me on _______________, 19__ by ______________________________, ________________ of NTS Capital Corporation, in
its capacity as general partner for NTS/BBCI, a Kentucky Limited Partnership.


---------------------------------------
         Notary Public


Commission Expires: ___________________

                   LESSEE:  VIDEOLAN TECHNOLOGIES, INC.

                            By:________________________________

                         Title:________________________________

STATE OF:
COUNTY OF:

The foregoing lease was acknowledged before me on _______________, 19__, by __________________________, ______________ of ____________ a ____corporation, on behalf of the corporation.


---------------------------------------
         Notary Public


Commission Expires: ___________________

                         BLANKENBAKER BUSINESS CENTER II

                                   EXHIBIT "B"

                         BLANKENBAKER BUSINESS CENTER II

                                   EXHIBIT "C"

SERVICE AREA INTERIOR

Drywall, fire taped and unpainted; unsealed concrete.

AIR CONDITIONING

Heating and air conditioning to all portions of the Premises, except warehouse/service area which shall not be air conditioned.

RESTROOM

Commode, sink, light, fan, medicine cabinet, paper towel dispenser, vinyl tile floor.

INSULATION

Six inch (6) batt over ceiling in office area and three and a half (3 1/2) in suite party walls.

SIGNAGE

LESSEE pays for standard.

WINDOW TREATMENTS

Mini-blinds provided on office windows.

ADDITIONAL FINISH

LESSEE shall pay for all additional work above stated Tenant finishes. LESSEE shall pay contractor's cost plus 15% overhead

                       BLANKENBAKER BUSINESS CENTER II

                                 EXHIBIT "D"

                         LEASE RULES AND REGULATIONS

LESSEE shall pay for all additional work above stated Tenant finishes. LESSEE shall pay contractor's cost plus 15% overhead.

UTILITY CONSERVATION

LESSEE shall exercise care and caution to insure that all water faucets or water apparatus are carefully and entirely shut off before LESSEE or its employees leave the Building so as to prevent waste or damage.

MACHINERY


The LESSOR's written consent shall be first obtained for the use or installation of any large or heavy office machinery, generally described as, but not limited to, machinery equipment; mainframe computer; refrigeration equipment; heating equipment; air conditioning apparatus; and all other types of heavy machine equipment. This clause is not meant to refer to the use or installation of such equipment as personal computers, typewriters and similar office equipment.

UNSIGHTLY PLACEMENT OF EQUIPMENT

Unless expressly permitted by the LESSOR, the LESSEE shall not place or allow anything to be against or near the glass or partitions or doors or windows of the Premises which may diminish the light in, or be unsightly from the exterior of the building.

LOCKS

Unless expressly permitted by the LESSOR, no additional locks or similar devices shall be attached to any door and no keys other than those provided by the LESSOR shall be made for any door. If more than two keys for one lock are desired by the LESSEE, the LESSOR may provide the same upon payment by the LESSEE. Upon termination of this lease or of the LESSEE's possession, the LESSEE shall surrender all keys of the Premises and shall explain to the LESSOR all combination locks on safes, cabinets and vaults which are a part of the demised Premises.

NOISES AND OTHER NUISANCES

The LESSEE shall not make or permit any noise or odor that is objectionable to the LESSOR or other occupants of the building to emanate from the Premises, and shall not create or maintain a nuisance therein, and shall not disturb, solicit or canvass any occupant of the building, and shall not do any act tending to injure the reputation of the building. Any newspaper, magazine or other advertising done from the said Premises, or referring to the said Premises, which in the opinion of the LESSOR is objectionable shall be immediately discontinued upon notice from the LESSOR.

OBSTRUCTIONS

Unless expressly permitted by the LESSOR the LESSEE shall not obstruct, or use for storage or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, and vestibules of the building.

SAFES OR HEAVY ARTICLES

The LESSEE shall not overload any floor. The LESSOR may direct the routing and placement of safes and other heavy articles. Safes, furniture and all large articles shall be brought into the Premises

Blankenbaker Business Center II
EXHIBIT "D"
Lease Rules and Regulations

Page 2

or removed therefrom at such times and in such manner as the LESSOR shall direct and at the LESSEE's sole risk and responsibility.

BICYCLES AND ANIMALS

Except as provided in this lease, no bicycle or other vehicle and no animal shall be brought or permitted to be in building without the prior consent of the LESSOR.

TELEPHONE AND TELEGRAPH

No electric wires, telephones, telegraphs, telegraph call boxes, antennae, aerial wires or other electrical equipment or apparatus shall be installed outside of the building without approval of the LESSOR.

SOLICITORS

The LESSOR reserves the fight, but shall not be held obligated, to exclude or eject from the building any or all solicitor, canvassers, or peddlers, and any class of persons and individuals who conduct themselves in such a manner as in the judgment of the LESSOR constitutes an annoyance to any tenant of the building or an interference with the LESSOR's operation of the building or who are otherwise undesirable. The LESSEE shall cooperate with the LESSOR in preventing soliciting an peddling in the building.

APPLICATION FOR SERVICES

The LESSEE shall make application to LESSOR for all the repairs, alterations or special services. Employees of the LESSOR shall not perform any work or do anything outside of the regular duties unless under special instruction from the LESSOR.

VIOLATION OF RULES

LESSOR reserves the fight to exclude or expel from the Building any person who, in the judgment of the LESSOR, is under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

SIGNAGE

No advertisement, sign, lettering notice or device shall be placed in or upon Premises or building including windows, walls, and exterior doors except such as may be approved in writing by LESSOR.

EXTERIOR SIGNAGE

Where applicable, all maintenance for building exterior Signage will be the responsibility of the LESSEE. This includes removing burned out light bulbs immediately upon their failure. LESSOR reserves the right to instigate any maintenance not performed by LESSEE and bill the same for the labor and materials involved.


LOSS OF PROPERTY

It is understood and agreed that the LESSOR shall not be responsible to any LESSEE for any loss of property from rented Premises, however occurring.

HAZARDOUS DEVICES/MATERIAL

Blankenbaker Business Center II
EXHIBIT "D"
Lease Rules and Regulations
Page 3

The LESSEE shall not, (without the LESSOR's prior written consent) install or operate any electric heating device, steam engine, boiler, machinery or stove upon the Premises, or carry on any mechanical business thereon, or do any cooking thereon, or use or allow to be used upon the Demised Premises oil, burning fluids, camphene, gasoline or kerosene for heating, warning or lighting. No article deemed extra hazardous on account of fire and no explosives shall be brought into said Premises. No offensive gases or liquids will be permitted.

VENDING RIGHTS

LESSOR reserves all vending fights. Request for such service will be made to LESSOR.

STORAGE

Except for the storage of trash or rubbish in dumpsters provided by LESSOR, LESSEE shall not permit storage of any kind outside of the Premises.

TRAFFIC REGULATIONS

LESSEE and occupants shall observe and obey all parking and traffic regulations as imposed by LESSOR on the Property. LESSOR in all cases retains the power to designate "No Parking" zones, traffic fight of ways, and general parking area procedures; to change the location and arrangement of parking areas; to restrict parking; to close all or any portion of the parking areas; and to impose charges and to do and perform any other acts or impose any other rules with respect thereto.

DELIVERIES

LESSEE shall instruct all delivery companies that any vehicles making deliveries to the Demised Premises shall use the truck access roads provided for such use and park only in designated loading areas.

ACCESS TO ROOF

Unless otherwise approved by LESSOR, in writing, neither LESSEE, nor LESSEE's agents, employees, representatives, invitees, or contractors shall be permitted access to the roof of the Building.


ADDITIONAL RULES

LESSOR reserves the right to make such other and further rules and regulations as in its judgment may from time to time be needed or desired for the safety, care and cleanliness of the leased Premises and the building and for the preservation of good order therein, but shall not impair the use and enjoyment of the leased Premises under the other provisions of the within lease.

Violations of these rules, or any amendments thereof or additions thereto, shall be sufficient cause for termination of this Lease at the option of LESSOR.

Blankenbaker Business Center II
EXHIBIT "D"
Lease Rules and Regulations
Page 4

ADDENDUM TO LEASE

THIS ADDENDUM TO LEASE ("Addendum") is made and entered into as of this 23rd day of April, 1996, by and among, NTS/BCCI, A KENTUCKY LIMITED PARTNERSHIP, DBA BLAKENBAKER BUSINESS CENTER, II, a Kentucky Limited Partnership, herein called LESSOR, and VIDEOLAN TECHNOLOGIES, INC., herein called LESSEE.

                              PRELIMINARY STATEMENT

LESSOR and LESSEE are contemporaneously herewith entering into a Lease of even date (the "Lease") and desire to modify, amend and supplement the Lease pursuant to the terms of this Addendum.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1) RE: Paragraph 4. "RENT". The Base Rent shall be modified according to the following schedule:

         May 1, 1996 - December 31, 1997 = $5,094.00 Per Month
         January 1, 1998 - August 31, 1999 = $6,094.00 Per Month
         September 1, 1999 - April 30, 2001 = $7,094.00 Per Month

     2) Tenant Finish. LESSOR agrees to provide, at its expense, the renovations to the Demised Premises as set forth on the attached Exhibit "A".

     3) Ratification. Except as expressly amended or modified hereby, LESSOR and LESSEE hereby expressly ratify and confirm the terms and provisions of the Lease, as amended by this Addendum.

Blankenbaker Business Center II
EXHIBIT "D"

Lease Rules and Regulations
Page 5

IN WITNESS WHEREOF, the Parties hereto have executed this Addendum to Lease on the day, month and year first above written.

           LESSOR:  NTS/BBCI, A KENTUCKY LIMITED
                    PARTNERSHIP DBA
                    BLANKENBAKER BUSINESS CENTER II

               By:  NTS Capital Corporation,
                    General Partner

               By: _____________________________________________
                   H.L. Heiner

            Title: Executive Vice President
                   _____________________________________________

           LESSEE: VIDEOLAN TECHNOLOGIES, INC.

                   By:__________________________________________

                Title:__________________________________________

Blankenbaker Business Center II
EXHIBIT "D"
Lease Rules and Regulations
Page 6

                       BLANKENBAKER BUSINESS CENTER II

                                    LEASE

                                BY AND BETWEEN

                                  NTS/BBCI,

                       A KENTUCKY LIMITED PARTNERSHIP,

                                     DBA

                  BLANKENBAKER BUSINESS CENTER II ("LESSOR")

                                     AND

                    VIDEOLAN TECHNOLOGIES, INC. ("LESSEE")

                             DATED _____________

Blankenbaker Business Center II
EXHIBIT "D"
Lease Rules and Regulations
Page 7

                       BLANKENBAKER BUSINESS CENTER II

                              TABLE OF CONTENTS

                                                                 Page No.
                                                                 --------
1.  FUNDAMENTAL EXHIBITS TO LEASE..............................       1

2.  DEMISED PREMISES...........................................       1

3.  TERM.......................................................       1

4.  RENT.......................................................       2

5.  RENT ADJUSTMENT............................................       2

6.  ANNUAL OPERATING COSTS.....................................       3

7.  ADDITIONAL RENT............................................       5

8.  TAXES AND LEASEHOLD IMPROVEMENTS...........................       5

9.  USE........................................................       5

10. REPAIRS BY LESSEE..........................................       6

11. REPAIRS BY LESSOR..........................................       6

12. ALTERATIONS................................................       7

13. SIGNS......................................................       7

14. ROOF RIGHTS................................................       7

15. LAWS AND ORDINANCES........................................       7

16. FURNITURE; FIXTURES; ELECTRICAL EQUIPMENT..................       8

17. DAMAGE.....................................................       8

18. OTHER INSURANCE............................................       9

19. INSPECTION.................................................      10

20. LIENS......................................................      10


21. ASSIGNMENT AND SUBLETTING..................................      10

22. BROKERAGE..................................................      12

23. CONDEMNATION...............................................      12

24. EVENTS OF DEFAULT..........................................      12

25. CUMULATIVE REMEDIES........................................      13

Blankenbaker Business Center II
EXHIBIT "D"
Lease Rules and Regulations
Page 8

26. UTILITIES..................................................      14

27. LIABILITY..................................................      15

28. PROPERTY AT LESSEE'S RISK..................................      15

29. RULES AND REGULATIONS......................................      16

30. PARKING....................................................      16

31. MODIFICATIONS DUE TO FINANCING.............................      16

32. ATTORNEYS' FEES............................................      16

33. APPLICABLE LAW.............................................      16

34. NO RESERVATIONS............................................      16

35. SEVERABILITY...............................................      17

36. RENT TAX...................................................      17

37. ACTS OF GOD................................................      17

38. REMEDIES CUMULATIVE; NO WAIVER.............................      17

39. MODIFICATIONS..............................................      17

40. WAIVER OF JURY TRIAL.......................................      18

41. HOLDOVER TENANCY...........................................      18

42. QUIET ENJOYMENT............................................      18

43. SECURITY DEPOSIT...........................................      18


44. NOTICES....................................................      19

45. SUMS EXPENDED BY LESSOR TO BE ADDITIONAL RENT..............      19

46. MORTGAGES..................................................      19

47. MISCELLANEOUS..............................................      19